EXHIBIT 99.1

Equity LifeStyle Properties Community Quality Stability Executive Summary

This presentation includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age Properties, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. ELS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Forward-Looking Statements

Description of Business One of the nation's largest real estate networks Over 300 properties in 30 states and British Columbia, with more than 110,000 sites ELS leases developed sites to owners of Manufactured Homes - Referred to as Resort Homes Park Models - Referred to as Resort Cottages Recreational Vehicles 1

Description of Business (cont.) Investment Focus Primary investment is land Lower maintenance costs/customer turnover costs High quality real estate in and around major metropolitan areas High barriers to entry Retirement and vacation destinations Growth markets Appreciating component of real estate 2

Description of Business (cont.) Favorable Business Fundamentals Supply - Asset scarcity (supply decreasing in target markets), NIMBY Demand - Favorable demographics and migration trends 3

Growth Markets *Includes properties owned through joint ventures; as of January 22, 2007 **Property revenue percentages based only on wholly owned and managed properties ***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005 4 FL Florida Investments* 86 % of 2006 Revenue** 43% Sites 37,000 Population Growth Projections*** (July 2005-July 2015) 21%

Growth Markets *Includes properties owned through joint ventures; as of January 22, 2007 **Property revenue percentages based only on wholly owned and managed properties ***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005 AZ Arizona Investments* 35 % of 2006 Revenue** 12% Sites 14,900 Population Growth Projections*** (July 2005-July 2015) 28% 5

Growth Markets *Includes properties owned through joint ventures; as of January 22, 2007 **Property revenue percentages based only on wholly owned and managed properties ***Source: U.S. Census Bureau, Population Division, Interim State Population Projections, Release-April, 2005 6 CA California Investments* 47 % of 2006 Revenue** 17% Sites 13,700 Population Growth Projections*** (July 2005-July 2015) 11%

Customer Relationship High quality stable and predictable cash flow Long-term customer relationship Lifestyle focus - amenities, community Primary decision drivers Location Appearance Value Attractive housing characteristics High quality detached homes Low capital commitment Easy maintenance 7

Target Customer 80 million Baby Boomers* Multiple product offerings Current RV owners - 8 million** Seasonal/second homeowners - 6.6 million vacation homes*** Active adults - lifestyle homes Leisure/vacation - seasonal rentals/flexible use Ability to combine a variety of products to meet lifestyle needs Friends/referrals Ability to evolve with customer *U.S. Census Bureau as of July 2005 **University of Michigan study commissioned by the Recreational Vehicle Association ***National Association of Realtors' Second Home Study 8

Boomer Curve 9 Source: Information acquired through www.qeaa.org, 2004

10

Total Market Capitalization 11 IPO 2006* Market Capitalization $193 million $1.6 billion Preferred Units $200 million Mortgage Notes $103 million $1.6 billion Unsecured Notes $131 million Total Market Capitalization $296 million $3.5 billion *Assumes $54.43 closing stock price as of December 29, 2006

Track Record 1993 2006 FFO Per Share* $1.11 $2.72 Stock Price Performance $12.88** $54.43*** Dividend Paid Cumulative $23.52**** Total Return 505%***** *See page 18 for definition of FFO **IPO price - Split Adjusted ***Closing stock price as of December 29, 2006 ****Through December 29, 2006 *****Company's estimate 12

REIT Industry Same Store NOI Growth Source: Citigroup Investment Research 13

2006 Selected Financial Data* (Amounts in millions, except for per share data) First Quarter** Second Quarter** Third Quarter** Fourth Quarter Full Year 2006 Income from Property Operations $51.1 $43.5 $46.0 $46.2 $186.9 Income from Home Sales and Other 1.6 0.6 0.1 (0.3) 2.1 Other Income and Expenses 3.2 2.4 4.4 2.6 12.6 ________ _________ __________ _________ _________ Operating Income (EBITDA) 56.0 46.5 50.5 48.5 201.6 Financing Costs and Other (28.5) (30.2) (30.4) (30.1) (119.2) ________ _________ __________ _________ _________ Funds from Operations (FFO) $27.5 $16.3 $20.1 $18.4 $82.4 Depreciation on Real Estate and Other (14.8) (15.7) (15.6) (16.1) (62.3) Gain on sale of properties 0.0 0.9 0.0 0.0 0.9 Income allocated to Common OP Units (2.6) (0.3) (0.9) (0.5) (4.3) ________ _________ __________ _________ _________ Net Income Available to Common Shares $10.1 $1.2 $3.6 $1.8 $16.6 ======= ======== ========= ======== ======== Net Income Per Common Share - Fully Diluted $0.42 $0.05 $0.15 $0.07 $0.69 FFO Per Share - Fully Diluted $0.91 $0.54 $0.66 $0.61 $2.72 Weighted Average Dully Diluted Shares Outstanding 30.2 30.2 30.2 30.3 30.2 *Amounts may not sum down or across due to slight rounding differences ** Differences to previously reported information is due to the reclassification of one property to discontinued operations 14

2006 Income from Property Operations* (Amounts in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Full Year 2006 Property Operations for the 2007 Core**: Property Operating Revenues $89.9 $81.0 $84.1 $81.5 $336.4 Property Operating Expenses (38.9) (39.0) (39.5) (36.8) (154.2) _______ _______ _________ __________ ________ Income from Property Operations -2007 Core 51.0 42.0 44.6 44.6 182.2 Income from Property Operations - 2006 Acquisitions 0.1 1.5 1.4 1.6 4.7 _______ _______ _________ __________ ________ Total Income from Property Operations $51.1 $43.5 $46.0 $46.2 $186.9 *Amounts may not sum down or across due to slight rounding differences **2007 Core includes properties owned during all of 2006 (except for one property sold in January 2007) 15

2007 Budget - Income From Property Operations (Amounts in millions) Property Operations: 2006 YTD 2007 Growth Factor** Community Base Rental Income $222.8 Resort Base Rental Income 83.9 Utility and Other Income 29.7 __________ Property Operating Revenues $336.4 5.25 - 5.75% Property Operating Expenses (154.2) 5.50 - 6.00% ___________ Income from Property Operations $182.2 5.00 - 5.50% ========== 2006 Acquisitions 2007 YTD Budget*** Income from Property Operations $8.0 - $8.5 2007 Core* *2007 Core includes properties owned during all of 2006 (except for one property sold in January 2007) **Company's estimate of the growth of the 2007 Core in 2007 compared to actual 2006 performance ***Company's estimate of the 2007 performance of properties purchased in 2006 16

2007 Budget - Selected Financial Data (Amounts in millions, except for per share data) 2007 Budget* Income from Property Operations $200.0 Income (Loss) from Home Sales and Other 4.0 Other Income and Expenses 8.0 __________ Operating Income (EBITDA) 212.0 Financing Costs and Other (120.7) ___________ Funds from Operations (FFO) 91.3 Depreciation on Real Estate and Other (63.0) Gain on Sale of Properties 5.0 Income Allocated to Common OP Units (6.7) ___________ Net Income Available to Common Shares $26.6 ========== Net Income Per Common Share Range - Fully Diluted $1.04 - $1.14 FFO Per Share Range - Fully Diluted $2.95 - $3.05 Weighted Average Fully Diluted Shares Outstanding 30.5 *Company's estimate. Amounts are approximately equal to the midpoint of the guidance range 17

In an effort to provide additional information regarding the performance of the Company, certain non-GAAP financial measures are used in this presentation. Operating Income is a non-GAAP financial measure. Operating Income is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, depreciation, interest and related amortization expense, and income taxes. The Company believes that Operating Income is an important indicator because it provides information on our ability to service debt, pay dividends, and fund capital expenditures. Funds From Operations ("FFO") is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Investors should review these measures along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. These do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. Non GAAP Disclosure 18